UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016
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WASTE CONNECTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	1-31507	94-328364
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380
(Address of Principal Executive Offices)

(832) 442-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01, below.

Item 7.01 Regulation FD Disclosure.

On January 19, 2016, Waste Connections, Inc. issued a press release announcing its preliminary fourth quarter 2015 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Items 2.02 and 7.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release, dated January 19, 2016, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2016

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Worthing F. Jackman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

99.1	Press Release, dated January 19, 2016, issued by Waste Connections, Inc.